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                                                                    EXHIBIT 99.2



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                               PURSUANT TO SECTION
                      906 OF THE SABARNES-OXLEY ACT OF 2002

         In connection with the Annual Report of Janus Capital Group Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Loren
M. Starr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Loren M. Starr
--------------------------------------------
Loren M. Starr
Vice President and Chief Financial Officer

Date: March 26, 2003

A signed original of this written statement required by Section 906 has been provided to Janus Capital Group Inc. and will be retained by Janus Capital Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.